UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                        +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth below under the headings “Appointment of New Director” and “Compensatory Arrangements of Certain Officers” in Item 5.07 of this Report is incorporated herein by reference.

Item 5.07          Submission of Matters to a Vote of Security Holders.

Results of the 2022 Annual Meeting Shareholders

ReWalk Robotics Ltd. (the “Company”) held its 2022 annual meeting of shareholders (the “Meeting”) on July 27, 2022.  An aggregate of 30,564,208 ordinary shares, or 48.84% of the Company’s 62,576,563 ordinary shares issued and outstanding as of June 17, 2022, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below. The proposals are described in greater detail in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (“SEC”) on June 23, 2022 (the “Proxy Statement”).

As described in greater detail in the Proxy Statement, Proposals 1 through 6 were Company proposals, while Proposals 7 through 9 were shareholder proposals submitted by Creative Value Capital Limited Partnership (“CVC”).  At the Meeting, Proposals 2, 3.a., 3.b., 4, 5 and 6 were approved, while Proposals 8 and 9 were not approved.

In addition, as described in the Proxy Statement, Proposals 1 and 7 governed the election of three (3) out of the five (5) nominees set forth in Proposals 1 and 7 to serve as Class II directors of the Company, and the results of Proposals 1 were considered together with the results of Proposal 7.  To be elected, a nominee was required to receive the affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”), and in the event that more than three (3) of the nominees in Proposals 1 and 7 received the affirmative vote of an Ordinary Majority the three (3) nominees who received the highest number of votes in favor of their election would be elected to serve as Class II directors.  At the Meeting, each of the nominees for re-election in Proposal 1 received an Ordinary Majority, and one of the nominees for election in Proposal 7, Mr. Hadar Levy, received an Ordinary Majority.  Because more than three of the nominees received an Ordinary Majority, only the three nominees who received the highest number of affirmative votes in favor of their election were elected as Class II directors.  As a result, Mr. Larry Jasinski (Proposal 1), Dr. John William Poduska (Proposal 1) and Ms. Randel E. Richner (Proposal 1) were re-elected to the Board of Directors of the Company (the “Board”), and Mr. Hadar Levy (Proposal 7) was not elected to the Board.

Proposal No. 1: To reelect each of Mr. Larry Jasinski, Dr. John William Poduska and Randel E. Richner, each as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

Nominee	For	Against	Abstain	Broker Non-Votes
Larry Jasinski	14,722,174	1,370,298	257,784	14,213,952
Dr. John William Poduska	11,002,403	1,065,302	4,282,551	14,213,952
Randel E. Richner	14,663,901	1,067,007	619,348	14,213,952

Proposal No. 2: To approve an amendment to the Company’s 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder by 4,400,000 ordinary shares.

For	Against	Abstain	Broker Non-Votes
13,345,422	2,862,294	142,540	14,213,952

Proposal No. 3a.: To approve a one-time grant of 200,000 RSUs to Larry Jasinski, the Company’s CEO and to approve changes to the terms of the base annual compensation of Mr. Jasinski.

For	Against	Abstain	Broker Non-Votes
13,439,706	2,712,222	198,328	14,213,952

Proposal No. 3b.: To approve changes to the terms of the base annual compensation of Mr. Jasinski.

For	Against	Abstain	Broker Non-Votes
13,240,881	2,861,216	248,159	14,213,952

Proposal No. 4: To approve the terms of consulting services by Randel E. Richner, a member of the Board.

For	Against	Abstain	Broker Non-Votes
14,306,491	1,441,338	602,427	14,213,952

Proposal No. 5: To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

For	Against	Abstain
29,081,765	1,296,263	186,180

Proposal No. 6: To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC, including the compensation tables and accompanying narrative disclosures.

For	Against	Abstain	Broker Non-Votes
6,263,534	1,789,075	8,297,647	14,213,952

Proposal No. 7: To approve a shareholder proposal by CVC to elect each of Messrs. Hadar Levy and Ronen Grossman as Class II directors of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

Nominee	For	Against	Abstain	Broker Non-Votes
Hadar Levy	10,256,172	5,853,238	240,846	14,213,952
Ronen Grossman	2,400,719	13,710,814	238,723	14,213,952

As noted above under “Results of the Meeting” and as described in the Proxy Statement, the results of Proposals 1 were considered together with the results of Proposal 7.  Each of the nominees for re-election in Proposal 1 received an “Ordinary Majority” (the affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal), and one of the nominees for election in Proposal 7, Mr. Hadar Levy, received an Ordinary Majority.  Because more than three of the nominees received an Ordinary Majority, only the three nominees who received the highest number of votes in favor of their election were elected as Class II directors.  As a result, Mr. Larry Jasinski (Proposal 1), Dr. John William Poduska (Proposal 1) and Ms. Randel E. Richner (Proposal 1) were re-elected to the Board, and Mr. Hadar Levy (Proposal 7) was not elected to the Board.

Proposal No. 8: To approve a shareholder proposal by CVC to amend the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.

For	Against	Abstain	Broker Non-Votes
2,359,094	6,007,894	7,983,268	14,213,952

As noted above under “Results of the Meeting”, Proposal 8 was not approved.

Proposal No. 9: To approve a shareholder proposal by CVC to remove three of the Company’s directors, Messrs. Jeff Dykan, Yohanan Engelhardt and Yasushi Ichiki, immediately following the Meeting.

For	Against	Abstain	Broker Non-Votes
9,996,449	5,766,773	587,034	14,213,952

As noted above under “Results of the Meeting”, Proposal 9 was not approved. Although an Ordinary Majority voted in favor of Proposal 9, it was not approved because it failed to be supported by the supermajority required for the removal of directors under the Company’s constitutional documents (the affirmative vote of 65% or more of the voting power of the Company’s issued and outstanding ordinary shares).

Appointment of New Director

On August 2, 2022, the Board increased the size of the Board from nine to ten members, and appointed Hadar Levy as a Class I director of the Company, to serve until the 2024 annual meeting of shareholders.  Mr. Levy has not yet been appointed to any committees of the Board.

Hadar Levy, 49, has more than 20 years of experience in management and finance.  Mr. Levy currently serves as the Senior Vice President and Chief Operating Officer of Brainsway Ltd., a commercial stage medical device company developing advanced noninvasive neurostimulation treatments for mental health disorders, where he has held several senior management roles since joining in July 2014. Prior to joining Brainsway, Mr. Levy served as a finance manager in the Latin America Division at Amdocs Ltd., where he was responsible for accounting, financial reporting, treasury, portfolio management and finance support for Mergers & Acquisitions. Prior to Amdocs, he served as Chief Financial Officer & Business Development of Notal Vision, a healthcare company that researches and develops medical technologies for detecting retinal malfunction and deterioration, where he was responsible for all financial functions and led financial rounds of equity including M&A activities with strategic partners. Prior to this position, he served as Controller of GE Healthcare Israel. Mr. Levy began his career at Deloitte LLP. He holds a BA in Accounting and Economics, an LLM degree from Bar-Ilan University (Tel Aviv, Israel), and is a Certified Public Accountant.

As compensation for his services as director, Mr. Levy will be entitled to standard compensation available to non-employee directors of the Company as disclosed under “Director Compensation” in the Proxy Statement. Other than with respect to the above-described arrangements, there are no transactions in which Mr. Levy has an interest requiring disclosure under Item 404(a) of Regulation S-K, and Mr. Levy does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Compensatory Arrangements of Certain Officers

Following the approval of the compensation committee and Board, at the Meeting, the Company’s shareholders approved (i) the grant of 200,000 restricted share units (“RSUs”) to Mr. Larry Jasinski, the Company’s Chief Executive Officer (“CEO”) and (ii) changes to Mr. Jasinski’s base annual compensation.  As more fully described in the Proxy Statement, the 200,000 RSUs granted to Mr. Jasinski will be granted under the Company’s 2014 Incentive Compensation Plan and will vest in four equal annual installments, commencing as of the date of the Meeting. Mr. Jasinski’s base annual compensation will be increased by four percent from $403,128 to $419,253, effective as of January 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Almog Adar
Name: Title:	Almog Adar Director of Finance

Dated: August 2, 2022